JPMORGAN INCOME FUNDS

JPMorgan Bond Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated December 29, 2008
to the Prospectuses dated July 1, 2008, as supplemented

The fourth paragraph under “What are the Fund’s main investment strategies?” section of the JPMorgan Bond Fund (the “Fund”) is hereby deleted in its entirety and replaced by the following:

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s, S&P, Fitch or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. Up to 25% of Assets may be invested in securities rated below investment grade (junk bonds). The Fund may also invest in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

SUP-BOND-1208